UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[X] Definitive Additional Materials
[  ]  Soliciting Material Pursuant to § 240.14a-11(c) or
       § 240.14a-12
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AMERICAN BEACON FUNDS
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
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2)	Aggregate number of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)	Proposed maximum aggregate value of transaction:
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5)	Total fee paid:
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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
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2)	Form, Schedule or Registration Statement No.:
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3)	Filing Party:
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4)	Date File

SPECIAL MEETING OF SHAREHOLDERS HAS BEEN
ADJOURNED TO APRIL 28, 2015
American Beacon Funds

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for American Beacon Funds, which was originally scheduled for March 17, 2015, has been adjourned to April 28, 2015 for the Large Cap Value Fund, Small Cap Value Fund and Stephens Mid-Cap Growth Fund to allow additional time for shareholder solicitation.  We have made several attempts to reach shareholders by mail and/or phone in the last several weeks.  However, our records still indicate that we have not received your vote.   Accordingly, we are asking you to please take a moment right now to submit your vote.
The Board of Trustees recommends that you vote "FOR" the proposals.
Your vote is important to us no matter how many shares you own.  Please vote now.

Voting is quick and easy. Please vote now using one of these methods	1.Call 1-855-648-2883 to Speak with a Live Agent and Vote

For your convenience, you may call our toll free number Monday through Friday (9 A.M. to 11 P.M. EST) or Saturday (10 A.M. to 6:00 P.M. EST) to speak with a live agent who can assist in registering your vote.

2.Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

3.Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

4.Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

PLEASE VOTE YOUR PROXY NOW
If you have already voted, thank you for your response.  If you have any further questions, please contact our Proxy Solicitor, Boston Financial Data Services, toll free at 1-855-648-2883.  In addition, all proxy materials are conveniently available online at the website noted on the enclosed proxy voting card.  We appreciate your immediate attention.  Thank you.

Reference Number:
IMMEDIATE RESPONSE NEEDED
RE:  American Beacon Funds, April 28th Shareholder Meeting

Dear Shareholder:

I'm writing to you again regarding a very important matter that needs your attention because your voice is critical in this proxy vote process. This matter is related to your American Beacon Fund investments. If we do not obtain your vote by April 28th, we may not have enough votes to conduct the shareholder meeting, and we will have to adjourn and continue to request shareholder participation to obtain the required votes.

Please call 1-855-648-2883 (toll-free) between 9:00 a.m. and 11:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 6:00 p.m. on Saturday to cast your vote and eliminate further communications on this matter. During this brief call, you will be speaking with a representative of Boston Financial Data Services, the firm assisting American Beacon Funds in the effort of gathering votes.

At the time of the call, you will be asked for the reference number above in order to locate your voting record for the Funds that you own. The representative will not have access to your confidential information and the telephone line is also recorded for your protection. After the call, you will receive a confirmation of your vote by return mail.

The American Beacon Funds Board has carefully evaluated the proposals and recommends that shareholders vote in favor of the proposals.

We appreciate your voting. Thank you for investing with American Beacon Funds.

Sincerely,
Gene Needles
President and Chief Executive Officer
American Beacon Funds

IMMEDIATE ACTION NEEDED!
American Beacon Funds
    URGENT PROXY VOTING REQUEST
Dear Shareholder:

Our records indicate that we have not received your vote! We encourage you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting.

Voting is quick and easy. Please vote now using one of these methods	1.Call 1-855-648-2883 to Speak with a Live Agent and Vote

For your convenience, you may call our toll free number Monday through Friday (9 A.M. to 11 P.M. EST) or Saturday (10 A.M. to 6:00 P.M. EST) to speak with a live agent who can assist in registering your vote.

2.Vote By Internet

Please visit the website noted on the enclosed proxy voting card and follow the online instructions.

3.Vote by Mail

Please mail your signed proxy voting card(s) in the postage-paid envelope.

4.Vote by Touch-Tone Phone

Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

PLEASE VOTE YOUR PROXY NOW

The Board of Trustees recommends that you vote "FOR" all of the proposals.

If you have already voted, thank you for your response.  If you have any further questions, please contact our Proxy Solicitor, Boston Financial Data Services, toll free at 1-855-648-2883.  In addition, all proxy materials are conveniently available online at the website noted on the enclosed proxy voting card.  We appreciate your immediate attention. Thank you.

American Beacon Funds

220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
 _________________________
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
March 17, 2015 has been adjourned until April 28, 2015
2:00 p.m. Central Time
_________________________
A Special Meeting of Shareholders of the American Beacon Large Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon Stephens Mid-Cap Growth Fund has been adjourned to 2 p.m. Central Time on April 28, 2015, at the offices of American Beacon Advisors, Inc., 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.
Only shareholders of record at the close of business on January 28, 2015 ("Record Date"), of shares of beneficial interest of each affected Fund are entitled to receive notice of, and vote at, the Meeting and any adjournments thereof.  If you owned shares in more than one Fund as of the Record Date, you may receive more than one proxy card.  Please vote each proxy card you receive.
If you have already received your proxy package, please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, the Internet or in person.  To vote by telephone or the Internet, please follow the instructions listed on the proxy card.  If you will attend the Special Meeting and vote in person, please let us know by calling 1-855-648-2883.
Proxy materials are available to you upon request or at the links below.  If you have any questions about any of the materials, please call our proxy specialists with Boston Financial Data Services, our proxy solicitor, at: 1-855-648-2883.

***If you did not receive a proxy card or need a new one, please call 1-855-648-2883 for assistance. ***

American Beacon Funds - Urgent Virtual Message

Hello, my name is Gene Needles and I am calling from American Beacon Funds. We have adjourned the Shareholder Meeting to April 28, 2015 to allow additional time for shareholder solicitation.  As of today, we still have not received your vote on these very important proposals.

Your vote is critical no matter how many shares you own.

Voting is very easy and only takes a moment.  You can vote by internet or touch-tone phone by following the simple instructions on your proxy voting card that you received recently in the mail or you may call us at (855) 648-2883 Monday through Friday (9 A.M. to 11 P.M. EST) or Saturday (10 A.M. to 6:00 P.M. EST) to cast your vote directly over the phone.

Voting will only take a minute of your time and will remove your phone number from this calling effort.  I appreciate your prompt attention to this very important matter as a valued American Beacon Funds shareholder.

Thank you for your time and your vote.